================================================================================


                                 ---------------
                                  ANNUAL REPORT
                                 ---------------
                                 August 31, 1997
                                 ---------------




                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.






                                     [LOGO]
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line U.S. Government Securities Fund, Inc.


                                                               To Our Value Line
================================================================================

To Our Shareholders

The Value Line U.S. Government Securities Fund's fiscal year was a fascinating one for the fixed-income markets, with the yield on the 30-year Treasury bond ranging rather dramatically between 7.17% and 6.30%. Interest rates began 1996 at their highs and ended the year, near their lows, but swung wildly in between as investor's perceptions of the economic scenario and Fed policy changed. As the economy began to lose some steam, long-term interest rates reversed course and the 30-year bond reached a low of 6.35% in November. However, as 1997 unfolded, a stronger first-half economy caused rates to reverse trend and move back to their highs in April. Finally, as fear of a further Fed tightening receded, economic growth moderated, and inflation fears were calmed by benign reports, the 30-Year Treasury bond rallied once again with yields declining to as low as 6.30% by late summer.

In light of these market fluctuations, I am pleased to report to you that for the fiscal year ended August 31, 1997, The Value Line U.S. Government Securities Fund's return was 9.01%. While the Lehman Mutual Fund Government/Mortgage Index produced a 9.75% return, during the same time period, when that Index's return is lowered by the amount of our Fund's expense ratio of 0.65%, its return falls to 9.10%. Moreover, your Fund's low expense ratio of 0.65% is significantly less than its peer group average of 1.26%.

Looking forward, real interest rates (inflation adjusted) look to be at historically high levels and, therefore, fixed-income securities are likely to generate strong returns. The Fund's management team will continue to manage the assets of your Fund by allocating resources among government, mortgage-backed and selected other securities to meet the objective of obtaining maximum income (and total return) without undue risk to principal. By identifying and exploiting opportunities among securities and sectors, management believes it can continue to achieve superior performance.


                                           Sincerely,

                                           /s/ Jean Bernhard Buttner

                                           Jean Bernhard Buttner
                                           Chairman and President


October 22, 1997

================================================================================

                                Value Line U.S. Government Securities Fund, Inc.


U.S. Government Securities Fund Shareholders
================================================================================

Economic Observations

The economy continues to push ahead, with such important indicators as the level of manufacturing activity and the rate of employment growth exhibiting a reasonably good degree of strength. Such trends, and a continuing healthy level of consumer confidence, suggest that growth will average 2.5%-3.0% during the closing half of the year. Thereafter, we would expect the expansion pace to moderate somewhat, with real, inflation-adjusted GDP growth holding in the range of 2.0%-2.5% in 1998.

Inflation, meanwhile, continues to be remarkably subdued. This healthy pricing trend, which is all the more impressive given the longevity of the business upcycle, is, moreover, unlikely to change dramatically in the months ahead. Underscoring our optimism in this area is the earlier hammering out of a budget package which should reduce the government's need to borrow to finance the deficit and the fact that there is still a lack of serious shortages on either the labor or the raw-materials fronts.

Interest rates, meantime, reflecting the current, relatively moderate pace of economic growth and the subdued pricing structure, are unlikely to increase much over the next few months. Nevertheless, we caution that given the seeming resiliency of the business expansion, an inflation-wary Federal Reserve will probably not shy away from tightening the monetary reins if the present pricing stability gives way. And an upward move in rates, if sufficiently pronounced, would be poorly received, in our opinion, by both the stock and the bond markets and, as well, by the U.S. economy down the road. The recent increase in volatility in the financial markets suggests that many are now questioning whether the current, benign environment can last much longer. We think a cautious investment strategy is now in order.

                                       Growth of
                                      an Assumed           Average
                                     Investment of         Annual
                                        $10,000         Total Return
                                     -------------      ------------
1 year ended 6/30/97..............       $10,743            7.43%
5 years ended 6/30/97.............       $12,546            4.64%
10 years ended 6/30/97............       $20,315            7.35%

* The average annual total return for the one, five and 10 year periods ended August 31, 1997, were 9.01%, 4.30% and 7.57%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


================================================================================

Value Line U.S. Government Securities Fund, Inc.


================================================================================



  [THE FOLLOWING TABLE WAS PRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


          Comparison of Change in Value of a $10,000 Investment in the Value Line U.S. Government Securities Fund, the Lehman Aggregate Bond Index,
                      and the Lehman Government Bond Index


                   Value Line             Lehman              Lehman
             U.S. Government Fund     Aggregate Bond      Government Bond
             --------------------     --------------      ---------------
9/1/87               10,000               10,000              10,000
8/31/88              10,905               10,843              10,750
8/31/89              12,058               12,275              12,155
8/31/90              13,035               13,162              12,929
8/31/91              14,854               15,087              14,762
8/31/92              16,802               17,122              16,782
8/31/93              18,663               19,001              18,833
8/31/94              17,194               18,714              18,401
8/31/95              18,461               20,829              20,407
8/31/96              19,027               21,684              21,163
8/31/97              20,740               23,853              23,137


The ten-year period covered by this graph is from August 31, 1987 to August 31, 1997.




================================================================================

                                Value Line U.S. Government Securities Fund, Inc.


Schedule of Investments                                          August 31, 1997

==========================================================================================================================
        Principal                                                                              Maturity
         Amount                                                                       Rate       Date             Value
--------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (11.7%)
     $  4,000,000   U.S. Treasury Notes.............................................  5.88%     7/31/99      $   3,994,400
       10,000,000   U.S. Treasury Notes.............................................  5.75      8/15/03          9,738,200
        5,000,000   U.S. Treasury Notes.............................................  5.88      2/15/04          4,890,550
        3,000,000   U.S. Treasury Notes.............................................  6.63      5/15/07          3,052,500
     ------------                                                                                            -------------
       22,000,000   TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,777,791)..............                            21,675,650
     ------------                                                                                            -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (87.6%)
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION (47.8%)
        5,394,517   Federal National Mortgage Association Pool #313031..............  6.83      7/01/03          5,434,383
        5,000,000   Federal National Mortgage Association Pool #360010..............  7.05      9/01/03          5,086,350
       15,171,873   Federal National Mortgage Association Pool #313443..............  6.78      4/01/04         15,243,484
        8,707,018   Federal National Mortgage Association Pool #313032..............  7.04      7/01/06          8,885,774
       10,000,000   Federal National Mortgage Association REMIC Trust 1993-156 B....  6.50      4/25/18          9,739,400
       10,665,409   Federal National Mortgage Association REMIC Trust 1990-132 G....  9.00      2/25/20         10,894,715
       10,000,000   Federal National Mortgage Association REMIC
                       Trust 1992-129 JA............................................  7.00      7/25/20          9,954,400
       12,144,645   Federal National Mortgage Association REMIC Trust 1992-6 Z......  7.50      1/25/21         12,017,127
       10,000,000   Federal National Mortgage Association REMIC Trust 1996-7 J......  6.50      9/25/24          9,387,000
        6,761,002   +Federal National Mortgage Association REMIC Trust 1996-55 PL...  7.00      6/25/25          1,702,927
     ------------                                                                                            -------------
       93,844,464   TOTAL FEDERAL NATIONAL MORTGAGE
     ------------
                      ASSOCIATION (Cost $87,995,147) ...............................                            88,345,560
                                                                                                             -------------
                    FEDERAL HOME LOAN MORTGAGE CORPORATION (20.2%)
        9,280,338   Federal Home Loan Mortgage Corporation 1157 KZ..................  7.50     10/15/20          9,386,690
        6,761,000   Federal Home Loan Mortgage Corporation 1674 B...................  6.05     10/15/21          6,367,780
       10,000,000   Federal Home Loan Mortgage Corporation 1928 CA..................  7.00     12/15/24          9,813,300
       12,942,541   Federal Home Loan Mortgage Corporation 1888 Z...................  7.00      8/15/26         11,801,980
     ------------                                                                                            -------------
       38,983,879   TOTAL FEDERAL HOME LOAN MORTGAGE
     ------------
                      CORPORATION (Cost $37,182,791) ...............................                            37,369,750
                                                                                                             -------------




================================================================================

Value Line U.S. Government Securities Fund, Inc.


Schedule of Investments                                          August 31, 1997

==========================================================================================================================
        Principal                                                                              Maturity
         Amount                                                                       Rate       Date             Value
--------------------------------------------------------------------------------------------------------------------------
                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (13.0%)
     $  3,933,062   Government National Mortgage Association
                       Project Loan Pool #262847 ................................... 10.25%     9/15/23      $   3,933,022
       19,945,897   Government National Mortgage Association
                       Single Family Pool #439558 ..................................  7.50      5/15/27         20,126,607
     ------------                                                                                            -------------
       23,878,959   TOTAL GOVERNMENT NATIONAL MORTGAGE
     ------------
                      ASSOCIATION (Cost $24,210,529) ...............................                            24,059,629
                                                                                                             -------------
                    TENNESSEE VALLEY AUTHORITY (4.2%)
        8,000,000   Tennessee Valley Authority Global Power Bonds 1995 Series E.....  6.75     11/01/25          7,811,360
     ------------                                                                                            -------------
        8,000,000   TOTAL TENNESSEE VALLEY AUTHORITY (Cost $8,005,920)..............                             7,811,360
     ------------                                                                                            -------------
                    RESOLUTION TRUST CORPORATION SECURITIES (2.4%)
        4,250,563   Resolution Trust Corporation 1992-5 A-6.........................  9.24      5/25/26          4,371,194
     ------------                                                                                            -------------
        4,250,563   TOTAL RESOLUTION TRUST CORPORATION (Cost $4,319,635)............                             4,371,194
     ------------                                                                                            -------------
      168,957,865   TOTAL U.S. GOVERNMENT AGENCY
                       OBLIGATIONS (Cost $161,714,022) .............................                           161,957,493
     ------------                                                                                            -------------
      190,957,865   TOTAL INVESTMENT SECURITIES (99.3%) (Cost $183,491,813).........                           183,633,143
     ------------                                                                                            -------------

REPURCHASE AGREEMENT (0.6%) (including accrued interest)
        1,100,000      Collateralized  by $885,000 U.S.  Treasury  Notes 11.625%
                       due  11/15/02,  with a value of  $1,126,204  (with Morgan
                       Stanley & Co., Inc.,  5.57%,  dated 8/29/97,  due 9/2/97,
                       delivery
                       value $1,100,681) ...........................................                             1,100,511
                    EXCESS OF CASH AND OTHER ASSETS OVER LIABILITIES (0.1%) ........                               270,577
                                                                                                             -------------
                    NET ASSETS (100.0%) ............................................                         $ 185,004,231
                                                                                                             =============

                    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
                       OUTSTANDING SHARE ($185,004,231 / 16,752,566 shares of
                       capital stock outstanding) ..................................                                $11.04
                                                                                                             =============

+    Interest only security. Principal represents notional amount.






See Notes to Financial Statements.


================================================================================

                                Value Line U.S. Government Securities Fund, Inc.


Statement of Asset and Liabilities
at August 31, 1997
================================================================================

Assets:
Investment securities at value:
  (Cost--$183,491,813)...........................      $183,633,143
Repurchase agreement
  (Cost--$1,100,511).............................         1,100,511
Cash.............................................            63,027
Receivable for securities sold...................        10,953,145
Interest receivable..............................         1,200,107
Receivable for capital shares sold...............            35,397
                                                       ------------
    Total Assets ................................       196,985,330
                                                       ------------
Liabilities:
Payable for securities purchased.................        11,743,828
Payable for capital shares repurchased...........            58,754
Accrued expenses:
  Advisory fee...................................            79,192
  Other..........................................            99,325
                                                       ------------
    Total Liabilities ...........................        11,981,099
                                                       ------------
Net Assets ......................................      $185,004,231
                                                       ============
Net Assets consist of:
Capital Stock, at $1 par value
  (authorized 100,000,000,
  outstanding 16,752,566 shares).................       $16,752,566
Additional paid-in capital.......................       218,238,326
Undistributed investment income-net..............         2,067,275
Accumulated net realized loss on
  investments....................................       (52,195,266)
Unrealized net appreciation of
  investments....................................           141,330
                                                       ------------
    Net Assets ..................................      $185,004,231
                                                       ============
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($185,004,231 / 16,752,566 shares
  outstanding)...................................           $ 11.04
                                                       ============



Statement of Operations
for the year ended August 31, 1997
================================================================================

Investment Income:
Interest income...................................     $ 14,297,728
                                                       ------------
Expenses:
Advisory fee......................................          991,099
Transfer agent fees...............................          107,205
Auditing and legal fees...........................           48,316
Postage...........................................           31,610
Custodian fees....................................           27,821
Printing..........................................           23,944
Telephone.........................................           21,436
Registration and filing fees......................           19,377
Directors' fees and expenses......................           14,794
Insurance, dues and other.........................           12,646
                                                       ------------
  Total Expenses before
    Custody Credits ..............................        1,298,248
  Less: Custody Credits...........................           (5,126)
                                                       ------------
  Net Expenses ...................................        1,293,122
                                                       ------------
Investment Income-Net ............................       13,004,606
                                                       ------------
Realized and Unrealized Gain on Investments-Net:
  Realized Gain-Net...............................          324,459
  Change in Unrealized Appreciation
    (Depreciation)................................        4,068,492
                                                       ------------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  (Depreciation) on Investments ..................        4,392,951
                                                       ------------
Net Increase in Net Assets
  from Operations ................................     $ 17,397,557
                                                       ============



See Notes to Financial Statements.

================================================================================

Value Line U.S. Government Securities Fund, Inc.


Statement of Changes in Net Assets
for the years ended August 31, 1997 and 1996
=============================================================================================
                                                               Year Ended        Year Ended
                                                            August 31, 1997   August 31, 1996
                                                            ---------------------------------
Operations:
  Net investment income .................................   $  13,004,606    $  15,750,414
  Net realized gain (loss) on investments ...............         324,459       (4,133,643)
  Change in unrealized appreciation (depreciation) ......       4,068,492       (3,938,964)
                                                            ------------------------------
  Net increase in net assets from operations ............      17,397,557        7,677,807
                                                            ------------------------------

Dividends to Shareholders:
  Net investment income .................................     (13,704,364)     (16,270,938)
                                                            ------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..........................      15,492,038       30,038,363
  Proceeds from reinvestment of dividends to shareholders      10,979,149       12,860,558
  Cost of shares repurchased ............................     (60,049,643)     (75,420,076)
                                                            ------------------------------
  Decrease from capital share transactions ..............     (33,578,456)     (32,521,155)
                                                            ------------------------------
Total Decrease ..........................................     (29,885,263)     (41,114,286)

Net Assets:
  Beginning of year .....................................     214,889,494      256,003,780
                                                            ------------------------------
  End of year ...........................................   $ 185,004,231    $ 214,889,494
                                                            ==============================

Undistributed Investment Income - Net, at end of year ...   $   2,067,275    $   2,767,033
                                                            ==============================




See Notes to Financial Statements.

================================================================================

                                Value Line U.S. Government Securities Fund, Inc.


Notes to Financial Statements
================================================================================

1.  Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's and agency debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.




================================================================================

Value Line U.S. Government Securities Fund, Inc.


                                                                 August 31, 1997
================================================================================

(D) Security Transactions and Related Income. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2. Capital Share  Transactions,  Dividends  and  Distributions  to  Shareholders

Transactions in capital stock were as follows:

                                              1997           1996
                                           ------------------------
Shares sold ..........................     1,407,967      2,709,711
Shares issued to shareholders in
  reinvestment of dividends...........     1,009,943      1,162,193
                                          -------------------------
                                           2,417,910      3,871,904

Shares repurchased ...................    (5,469,260)    (6,765,764)
                                          -------------------------
Net decrease .........................    (3,051,350)    (2,893,860)
                                          =========================

Dividends per share ..................         $.755           $.77
                                          =========================


Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 18, 1997 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.18 per share payable on September 26, 1997 to shareholders of record on September 24, 1997.

3.  Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                          1997
                                                      ------------
PURCHASES:
  U.S. Treasury Obligations...................        $134,095,859
  U.S. Government Agency
    Obligations and Other
    Investment Securities.....................         361,956,039
                                                      ------------
                                                      $496,051,898
                                                      ============

SALES AND REDEMPTIONS:
  U.S. Treasury Obligations...................        $144,644,688
  U.S. Government Agency
    Obligations and Other
    Investment Securities.....................         370,494,587
                                                      ------------
                                                      $515,139,275
                                                      ============

At August 31, 1997, the aggregate cost of investment securities and repuchase agreement for federal income tax purposes was $184,592,324. The aggregate appreciation and depreciation of investments at August 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes, were $1,052,007 and $910,677 respectively, resulting in a net appreciation of $141,330.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 1997 of approximately $52,042,000 of which approximately $40,236,000 will expire in 2003, $8,977,000 will expire in 2004 and $2,829,000 will expire in 2005. Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer losses of approximately $154,000. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.




================================================================================

                                Value Line U.S. Government Securities Fund, Inc.


Notes to Financial Statements
================================================================================

4.  Investment   Advisory  Contract,   Management  Fees  and  Transactions  With
Affiliates

     An advisory fee of $991,099 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended August 31, 1997. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the year and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 1997 owned 209,608 shares of the Fund's capital stock, representing 1.3% of the outstanding shares. In addition, officers and directors owned 220,172 shares, representing 1.3% of the outstanding shares.


Financial Highlights
================================================================================
Selected Data for a Share of Capital Stock Outstanding Throughout Each Year:

                                                                                 Year Ended August 31,
                                                       ------------------------------------------------------------------
                                                          1997            1996            1995         1994         1993
                                                       ------------------------------------------------------------------
Net asset value, beginning of year .................   $  10.85        $  11.28        $  11.20     $  13.44     $  13.06
                                                       ------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income ..........................        .74             .77             .74          .82          .93
    Net gains or losses on securities (both realized
      and unrealized) ..............................        .21            (.43)            .04        (1.80)         .44
                                                       ------------------------------------------------------------------
    Total income (loss) from investment operations .        .95             .34             .78         (.98)        1.37
                                                       ------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ...........       (.76)           (.77)           (.70)        (.93)        (.89)
    Distributions from capital gains ...............         --              --              --         (.33)        (.10)
                                                       ------------------------------------------------------------------
    Total distributions ............................       (.76)           (.77)           (.70)       (1.26)        (.99)
                                                       ------------------------------------------------------------------
Net asset value, end of year .......................   $  11.04        $  10.85        $  11.28     $  11.20     $  13.44
                                                       ==================================================================
Total return .......................................       9.01%           3.06%           7.37%       (7.87)%      11.07%
                                                       ==================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .............   $185,004        $214,889        $256,004     $339,478     $456,711
Ratio of operating expenses to average net assets ..        .65%(1)         .65%(1)         .66%         .63%         .61%
Ratio of net investment income to average net assets       6.52%           6.74%           6.58%        6.58%        7.29%
Portfolio turnover rate ............................        255%            158%            193%         100%         169%

(1)  Before offset of custody credits.

See Notes to Financial Statements.


================================================================================

Value Line U.S. Government Securities Fund, Inc.


                                               Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of the Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997, by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

October 27, 1997




================================================================================

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      Charles E. Reed
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Nathan N.J. Grant
                      Vice President
                      Bruce H. Alston
                      Vice President
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF708083